INVESTOR PRESENTATION

Transforming regional flying

SURFAIR MOBILITY

NYSE: SRFM

01.2025



DISCLAIMER

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including statements regarding the anticipated benefits of the transaction; Surf Air Mobility's ability to anticipate the future needs of the air mobility market; future trends in the aviation industry, generally; Surf Air Mobility's future growth strategy and growth rate and its ability to access its financings and expand its business. Readers of this release should be aware of the speculative nature of forward-looking statements. These statements are based on the beliefs of Surf Air Mobility's management as well as assumptions made by and information currently available to Surf Air Mobility and reflect Surf Air Mobility's current views concerning future events. As such, they are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, among many others: Surf Air Mobility's future ability to pay contractual obligations and liquidity will depend on operating performance, cash flow and ability to secure adequate financing; Surf Air Mobility's limited operating history and that Surf Air Mobility has not yet manufactured any hybrid-electric or fully-electric aircraft; the powertrain technology Surf Air Mobility plans to develop does not yet exist; any accidents or incidents involving hybrid-electric or fully-electric aircraft; the inability to accurately forecast demand for products and manage product inventory in an effective and efficient manner; the dependence on third-party partners and suppliers for the components and collaboration in Surf Air Mobility's development of hybrid-electric and fully-electric powertrains and its advanced air mobility software platform, and any interruptions, disagreements or delays with those partners and suppliers; the inability to execute business objectives and growth strategies successfully or sustain Surf Air Mobility's growth; the inability of Surf Air Mobility's customers to pay for Surf Air Mobility's services; the inability of Surf Air Mobility to obtain additional financing or access the capital markets to fund its ongoing operations on acceptable terms and conditions; the outcome of any legal proceedings that might be instituted against Surf Air, Southern or Surf Air Mobility, the risks associated with Surf Air Mobility's obligations to comply with applicable laws, government regulations and rules and standards of the New York Stock Exchange; and general economic conditions. These and other risks are discussed in detail in the periodic reports that Surf Air Mobility files with the SEC, and investors are urged to review those periodic reports and Surf Air Mobility's other filings with the SEC, which are accessible on the SEC's website at www.sec.gov, before making an investment decision.

Forward-looking statements speak only as of the date they are made. Prospective investors are cautioned not to place undue reliance on such statements or information. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities and other applicable laws.

Non-GAAP Financial Measures

This presentation includes information that does not conform to GAAP and are considered non-GAAP financial measures. Management uses these measures to identify and target operational results which is beneficial to management and investors in evaluating operational effectiveness. These non-GAAP measures supplement the Company's GAAP disclosures and should not be viewed as a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. The non-GAAP financial measures used by Surf Air Mobility may differ from similarly titled non-GAAP measures, if any, reported by other companies. A reconciliation of these measures to the most directly comparable U.S. GAAP measure is included in our filings with the SEC.

Use Of Trademarks

This Presentation contains trademarks, service marks, trade names and copyrights of Surf Air Mobility and its subsidiaries, and other companies, which are the property of their respective owners.

Industry And Market Data

Unless otherwise indicated, information contained in this presentation concerning the Company's industry, competitive position and the markets in which it operates is based on information from independent industry and research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third-party sources, as well as data from the Company's internal research, and are based on assumptions made by the Company upon reviewing such data, and the Company's experience in, and knowledge of, such industry and markets, which the Company believes to be reasonable. While the Company believes that such third-party information is reliable, the Company has not independently verified, and makes no representation as to the accuracy or completeness of, such third-party information. In addition, goals, targets, assumptions and estimates of the future performance of the industry in which the Company operates and the Company's future performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by the Company.



We are building the air mobility platform that will transform regional flying

STRATEGIC DIFFERENTIATORS

Why we are uniquely positioned to win in the regional air mobility market

Scale	Largest regional commuter airline in the U.S.[1] flying over 370K passengers per year
Experience	Established operations and brand in a highly regulated industry
Depth	Exclusive relationships with Textron Aviation and Palantir Technologies
Reach	Expansive distribution channel through major carrier interline agreements and 400+ regional air operators
Technology	Proprietary AI-enabled software to drive growth and profitability
Execution	Deep management expertise across aviation, software, and electrification

1. By scheduled departures

AIR MOBILITY LANDSCAPE

Urban Air Mobility	SURFAIR MOBILITY Regional Air Mobility	Commercial Airlines
~15-50 miles	**~50-500** miles	**~500+** miles

The beginning of a massive growth industry

$75B - $115B[1]

Global regional mobility market by 2035

$15B - $22B[2]

U.S. market by 2035

"Innovative propulsion... could usher in a new era of frequent, convenient passenger flights on small regional aircraft."

MCKINSEY & COMPANY[3] May 2023

30

Commercial airports

70%

Account for 70% of air traffic in U.S.

5,000

Public-use airports in U.S.

90%

U.S. population living within 30 min of regional airport



"Regional Air Mobility (RAM) will fundamentally change how we travel by bringing the convenience, speed, and safety of air travel to all Americans, regardless of their proximity to a travel hub or urban center."

NASA[4] April 2021

1. 2035 TAM Source: Canaccord Equity Coverage Initiation Research Report
2. Based on management estimates
3. "Short-haul flying redefined: The promise of regional air mobility", McKinsey & Company 2023
4. "Regional Air Mobility", NASA 2021

Two complementary business units combine to scale regional air mobility

SURF AIR MOBILITY

AIR MOBILITY



SCHEDULED AIR SERVICE



ON-DEMAND

Established regional air mobility platform providing scheduled service and an on-demand marketplace to passengers in the U.S. and globally.

AIR TECHNOLOGY



SOFTWARE



ELECTRIFIED POWERTRAIN TECHNOLOGY

Innovators in Regional Air Mobility ('RAM') market developing proprietary aviation software and aircraft electrification technology.

THE SURF AIR MOBILITY PLATFORM

SURF AIR MOBILITY BY THE NUMBERS

We are the largest commuter airline by scheduled departures and are developing category-defining software for the industry with Palantir

SOUTHERN | SURFAIR | MOKULELE AIRLINES

$118M Total revenue LTM 2024[1]

SCHEDULED

370K+
Passengers flown

~72K
Total scheduled departures

~196
Daily Departures

ON DEMAND CHARTER

3,674
Departures

13%[2]
YoY revenue growth

400+[3]
Operator relationships

11.9K+[3]
Quotes generated on SurfOS

NYSE: SRFM

TOP 5 SHAREHOLDERS[4]

Palantir	~19%
Vanguard	~3.4%
Buckingham Strategic Wealth	~2.9%
RATHBONES	~1.0%
BlackRock	~0.8%

Excluding capital providers and officers, director, and employees of Surf Air Mobility

1. LTM ending September 30, 2024
2. Comparison made to pro-forma LTM September 30, 2023
3. Since inception
4. Nasdaq.com, SEC.gov, December 2024

4-PHASE TRANSFORMATION OVERVIEW

PHASE 1
2024
Transformation

- ✓ Improved capital structure
- ✓ Strengthened balance sheet
- ✓ New management in place
- ✓ Realized M&A synergies

PHASE 2
2025 - 2026
Optimization

Optimize airline operations

Recalibrate On Demand business

Drive efficiencies from SurfOS

COMPS

SkyWest BLADE

PHASE 3
2026 - 2027
Expansion

Deploy SurfOS to third-parties

Launch new tier-1 routes

Pursue more JV opportunities

COMPS

appfolio Sabre

PHASE 4
2027+
Acceleration

Deploy electric aircraft

Build out operator platform

Certify electrified powertrains

COMPS

Uber airbnb Joby ARCHER

NOVEMBER '24 DEBT TRANSACTION OVERVIEW

Surf Air Mobility secured new **$50 million financing** to fund transformation plan and path to profitability

$50M

Term loan with Comvest Partners

A multi-billion-dollar investment management firm

- 4-year term loan
- SOFR +5%

IMMEDIATE BENEFITS

- Addresses near-term liquidity constraints
- Largest cash position in company's history
- Lowers cost of capital
- Minimizes dilution / reduces reliance on equity financing
- Extended maturity of ~$62M of other secured debt to December 31, 2028[1]

USE OF PROCEEDS

- General corporate purposes, including:
  - Opex
  - Capex & working capital investments
- Expenses associated with the closing of the transactions
- Interest to the lenders

1. Based on management estimates

STRUCTURAL CHANGE

Recent improvements have significantly reduced cash requirements and improved stock technicals

IMPROVEMENTS	STATUS	DETAILS
↑ Strengthened balance sheet	✔	Addressing $70M of past liabilities with a targeted reduction of >50%
	✔	Extended maturity of ~$62M of other secured debt to December 31, 2028
↔ Level set stock technicals	✔	Reduced potential dilution by ~25M shares at stock price at time of closing
	✔	All lockups from direct listing expired
↓ Substantially lowered costs	✔	SG&A reductions via M&A synergies totaling $6.5M in 2024[1]
	✔	Exited unprofitable routes saving $4.6M per year[1]
	IN PROGRESS	Increase fleet reliability with new aircraft
	IN PROGRESS	Separately capitalizing software and electrification initiatives

1. Based on management estimates

Business overview


SURFAIR
N82

We've flown millions of passengers over millions of miles

MAINLAND U.S. & HAWAII


O'AHU
MOLOKA'I
MAUI
LĀNA'I
HAWAI'I ISLAND

55
AIRCRAFT[2]

SURFAIR | SOUTHERN | MOKULELE AIRLINES

INTERLINE PARTNER DISTRIBUTION

~430M[3]

Cumulative annual passengers flying on interline partner networks

American Airlines
UNITED
HAWAIIAN AIRLINES
Alaska AIRLINES

TOTAL SCHEDULED | LTM 2024[1]

$91.4M
Revenue

370K+
Passengers flown

~72K
Total scheduled departures

~196
Daily departures

1. LTM ending September 30, 2024
2. Aircraft fleet consists of 42 Cessna Caravans, 8 Pilatus PC12's, 3 Tecnams, and 2 Saab 340s
3. Passengers flown in 2023; Sources: americanairlines.gcs-web.com, ir.united.com, newsroom.hawaiianairlines.com, news.alaskaair.com

SCHEDULED AIR SERVICE: HAWAII HIGHLIGHT

Our robust network in Hawaii demonstrates the potential of regional air mobility


MOKULELE

MOKULELE ADVANTAGES

- Largest interisland commuter airline
- Little airline competition and no driving alternative
- Consistent, local customer base of repeat fliers
- Accessible airport infrastructure
- Short stage lengths allow for high flight frequency

HAWAII NETWORK

9 AIRPORTS

11 ROUTES


O'AHU
MOLOKA'I
MAUI
HO'OLEHUA
HONOLULU
KALAUPAPA
KAPALUA
KAHULUI
HĀNA
LĀNA'I CITY
LĀNA'I
WAIMEA-KOHALA
KAILUA-KONA
HAWAI'I ISLAND

INTERLINE PARTNER

HAWAIIAN AIRLINES

HAWAII OPERATIONS	LTM 2024[1]

~$23M
Revenue from Hawaii network

35K+
Scheduled departures

245K+
Passengers

1. LTM ending September 30, 2024

SCHEDULED AIR SERVICE: ESSENTIAL AIR SERVICE (EAS) HIGHLIGHT

Recurring government contracts currently drive ~41% of total revenue [1]

EAS NETWORK


CHADRON
DENVER
PUEBLO
LOS ANGELES
IMPERIAL
PHOENIX
SHOW LOW
MUSKEGON
CHICAGO
BURLINGTON
QUINCY
ST LOUIS
HARRISON / BRANSON
JONESBORO
JACKSON
NASHVILLE
HOT SPRINGS
MEMPHIS
EL DORADO
DALLAS / FT. WORTH
ATLANTA

SOUTHERN

MOKULELE AIRLINES

EAS NETWORK	LTM 2024 [1]

$48.7M
EAS subsidy revenue

20
EAS communities in network

3.4 yrs
avg length of contract

WHAT IS EAS

Created by Congress in 1978, the EAS program ensures that small communities receive air service to connect them with the large U.S. aviation infrastructure. The Department of Transportation (DOT) selects air carriers to provide service to eligible communities with subsidies.

178
EAS communities available

$400M [2]
Total EAS subsidies available

1. LTM ending September 30, 2024
2. U.S. DOT Subsidized EAS reports (May 2023)

ON DEMAND

AIR MOBILITY

Global on-demand charter operations


DOMESTIC


INTERNATIONAL
GREENLAND
SVALBARD
ICELAND
SWEDEN
ESTONIA
DENMARK
LITHUANIA
BELARUS
POLAND
EUROPE
MOLDOVA
ROMANIA
SERBIA
TUNISIA
MOROCCO
ALGERIA
LIBYA
WESTERN SAHARA
MAURITANIA
MALI
NIGER
CHAD
GUINEA
BURKINA FASO
BENIN
NIGERIA
IVORY COAST
GHANA

ON DEMAND	LTM 2024[1]

$26.8M
Revenue

3,674
Departures

13%[3]
YoY revenue growth

400+[4]
Operator relationships

ON DEMAND ADVANTAGES

- Asset-light marketplace
- Focus on regional mobility with less supply constraints
- $30B global TAM in 2023 for air charter services market with 5% CAGR (45% North America)[2]

1. LTM ending September 30, 2024
2. Global Market Insights, "Air Charter Services Market Size, Share & Analysis Report"
3. Comparison made to pro-forma LTM September 30, 2023
4. Since inception

JOINT VENTURE STRATEGY

Ongoing evaluation of joint venture partnerships with industry leaders to pursue upside drivers in a more capital-efficient manner


SURFAIR
MOBILITY
AIR MOBILITY
AIR TECHNOLOGY
Revenue inflows from JV
Revenue inflows from JV
JOINT VENTURE 1
Separately funded
JOINT VENTURE 2
Separately funded
JOINT VENTURE 3
Separately funded
JOINT VENTURE 4
Separately funded

RECENT ACHIEVEMENT

Surf Air Mobility entered into an agreement with Palantir Technologies, Inc. to form a new venture, Surf Air Technologies.

UPSIDE DRIVER: SURF OS SOFTWARE

We are developing an all-in-one software platform for the Advanced Air Mobility industry

THE "OPERATING SYSTEM" FOR REGIONAL AVIATION

Building the software platform to support the growth and operations of the Advanced Air Mobility industry

POWERED BY PALANTIR'S AI PLATFORM

Leveraging Palantir's Foundry and AI platforms to improve data organization and make faster decisions

THIRD-PARTY CUSTOMERS

SurfOS isn't just designed to improve our own operations. We will offer our proprietary software to Part 135 operators, charter brokers, and aviation manufacturers


SURFAIR
Air Ops
Upcoming Flights

SURF OS

POWERED BY

Palantir

Actual screen from SurfOS

UPSIDE DRIVER: ELECTRIFICATION STRATEGY

Our multi-pronged strategy will significantly improve unit economics and create new potential revenue streams

DEPLOY BEST-IN-CLASS ELECTRIC AIRCRAFT ACROSS OUR NETWORK

Reduce operating costs and expand margins on our airline operations by deploying electrified aircraft from third-party electrification manufacturers.

FURTHER BUILD OUT PLATFORM OF OPERATOR SERVICES

Enable operators with software, financing, new aviation technologies to run their businesses better.



CERTIFY SURF AIR'S PROPRIETARY ELECTRIFICATION TECHNOLOGY

Pursuing Supplemental Type Certificate (STC) for proprietary powertrain technology for the Cessna Grand Caravan via a potential joint venture partnership. Sales and marketing relationship with Textron Aviation, a leading general aviation manufacturer and Cessna owner.



Cessna BY TEXTRON AVIATION

AeroTEC

ELECTRA

REGENT

MANAGEMENT TEAM

DEANNA WHITE



CEO and COO

- Joined Surf Air in 2021
- 20+ years of experience in the aerospace industry
- Previously served as the CFO of Surf Air, COO of Wisk, and CEO and CFO of Bombardier Flexjet

OLIVER REEVES



Chief Financial Officer

- Joined Surf Air in 2023
- 10+ years of experience in capital markets industry
- Previously served as the Chief Strategy Officer of Xinuos and Senior Vice President at Phoenix Star Capital

SUDHIN SHAHANI



Co-Founder

- Co-founded and served as CEO of Surf Air until public listing in 2023
- 20+ years in capital markets / investor / entrepreneur, and was Entrepreneur in Residence at Anthem Ventures
- Previous board member: Panna (until acquisition by Discovery Networks) and Madefire

LIAM FAYED



Co-Founder, Chief Brand & Experience Officer

- Co-founded Surf Air in 2013
- 15+ years of experience in the consumer industry
- Previously founded BESPOKEN New York and has been an early investor in fast-growing consumer brands, including Warby Parker

LOUIS SAINT-CYR



COO & President of Hawaii Operations

- Joined Surf Air in 2024
- Previously served in operations and guest experience roles at Hawaiian Airlines, Air Canada, and, most recently, WestJet.

DOUGLAS SUGIMOTO



General Counsel

- Joined Surf Air in 2020
- Previously at Gen, The Wonderful Company, Irell & Manella, and O'Melveny & Myers LLP

MANAGEMENT TEAM



THOMAS ANDINO

EVP of Technical Operations &
Director of Maintenance

- Joined Surf Air in 2024
- Previously with Aero, Spirit Airlines, Virgin American, Hawaiian Airlines



KEN BIELER

VP of Safety & Regulatory
Compliance

- Joined Surf Air in 2021
- Formerly with Wisk, Virgin America, United Airlines, and McDonnell Douglas

BOARD OF DIRECTORS



CARL ALBERT

- Chairman and CEO of Fairchild Venture Capital Corporation, Fairchild Aircraft and Fairchild Aerospace
- Chairman, CEO and President of Wings West Airlines, acquired by AMR Corporation, parent company of American Airlines



TY BLAND

- Managing Partner at Porter Tellus, LLC
- Head of Global Government Affairs for Creative Artists Agency, LLC ("CAA")
- VP of State and Local Government Relations for Herbalife Nutrition



JOHN D'AGOSTINO

- Senior Advisor at Coinbase Institutional
- US Managing Director at Waystone Governance



BRUCE HACK

- Founder and CEO of BLH Venture, LLC
- Executive Vice Chairman of Activision Blizzard
- CFO of Universal Studios
- Vice-Chairman of the BoD for Universal Music Group, Inc.



ED MADY

- President and COO of The Masterpiece Collection Ltd., a luxury hospitality company
- General Manager of The Beverly Hills Hotel and Regional Director for Dorchester Collection



TYLER PAINTER

- CFO of Wisk Aero
- CFO of Fair Financial Corporation
- COO/CFO of TerraVia Holdings, Inc.



SUDHIN SHAHANI

- Co-founder of Surf Air Mobility
- Chairman & CEO of Surf Air from 2013 - 2023



DAVID ANDERMAN

- Co-Founder and General Partner of Stellar Ventures
- General Counsel of SpaceX
- General Counsel and COO of Lucasfilm Ltd.
- Served as Chief Legal Officer of Surf Air, June 2023 to May 2024

SURFAIR
MOBILITY